ASSIGNMENT OF PATENT RIGHTS

Inventor(s) (hereinafter referred to as UNDERSIGNED):

In consideration of One Dollar ($1loo) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

UNDERSIGNED hereby sells, assigns, transfers and conveys to Glover 38th Street Holdings, LLC., a Virginia corporation having offices at 204 Salisbury Court, Smithfield, VA 23430, its successors, legal representatives and assigns (hereinafter referred to collectively as ASSIGNEE), free from all encumbrances, the entire right, title and interest, including all rights to sue for past infringement, for the United States and all foreign countries and patent offices or organizations, in and to all embodiments, inventions, discoveries or improvements, whether claimed or described in the document entitled **"Systems, Devices, and/or Methods for Managing Electrical Energy"**, and having US Pat. No. **9,985,465,** issued on **May 29, 2018** (hereinafter referred to as the PATENT), including the right to claim priority to the PATENT in the United States, any foreign country, or under the Paris Convention or equivalent treaties, conventions or other reciprocal provisions, for any and all subsequent applications, continuations, continuations-in-part, divisions, and substitutions thereof as well as any and all reissues, reexaminations, and extensions thereof in the United States or any foreign country (hereinafter referred to collectively as PATENT FILING); and further including all Letters Patent of the United States or any foreign country that may be granted thereon (hereinafter referred to collectively as ISSUED PATENTS); and UNDERSIGNED hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any official of any foreign country or patent office or organization whose duty it is to issue patents on applications as described above, to issue all ISSUED PATENTS to ASSIGNEE, in accordance with the terms of this Assignment.

UNDERSIGNED hereby covenants and agrees upon the request of ASSIGNEE to perform any and all affirmative acts to obtain United States and foreign patents, including at least: to execute any and all applications for United States or foreign patents for the APPLICATION and the PATENT FILINGS, and any documents that shall be required of UNDERSIGNED to be executed in connection with the APPLICATION, the PATENT FILINGS, or any ISSUED PATENTS, including, but not limited to priority claims therefor, continuations, continuations-in-part, divisions, or substitutes therefor, prosecution thereof, any lawful oaths, declarations, affidavits, or other papers relating thereto, and any specific separate assignments of any of the above required for recording in the United States Patent and Trademark Office or other foreign country or patent office or patent organization, that ASSIGNEE may deem necessary or expedient.

UNDERSIGNED hereby covenants and agrees to cooperate with ASSIGNEE to enable ASSIGNEE to enjoy, to the fullest extent, the right, title and interest to the APPLICATION, any PATENT FILINGS and any ISSUED PATENTS in any and all countries and groups of countries. Such cooperation by UNDERSIGNED shall include prompt production of pertinent facts and documents, giving testimony whether written or

oral, execution of petitions, oaths specifications, declarations or other papers, and other assistance all to the extent deemed necessary or desirable by ASSIGNEE (a) for perfecting in ASSIGNEE the right, title and interest herein conveyed; (b) for filing and prosecuting said APPLICATION; (c for filing and prosecuting said PATENT FILING; (d) for priority or derivation proceedings involving said APPLICATION and PATENT FILINGS; and (e) for all proceedings involving said APPLICATION, PATENT FILINGS and ISSUED PATENTS, including without limitation opposition proceedings, cancellation proceedings, priority contests, public use proceedings, infringement actions, past infringement damages, and court actions; provided, however, that the expense incurred by UNDERSIGNED in providing such cooperation shall be paid by ASSIGNEE.

UNDERSIGNED hereby authorize(s) ASSIGNEE's attorney to insert in this instrument the serial number and filing date for the PCT Patent Application that is referenced above in Paragraph 2.

UNDERSIGNED hereby warrants and represents that she/he has not entered and will not enter into any assignment, contract, or understanding in conflict herewith.

IN WITNESS WHEREOF, this Assignment has been executed by UNDERSIGNED on the date opposite UNDERSIGNED'S name.

DATE 3/3/2021 [signature]

Dr. Ahmad D.L. Glover (Inventor)

Michelle Goode [signature]

Witness (Print Name) Witness (Signature)

ASSIGNMENT OF PATENT RIGHTS

Inventor(s) (hereinafter referred to as UNDERSIGNED):

In consideration of One Dollar ($1loo) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:

UNDERSIGNED hereby sells, assigns, transfers and conveys to ***Wireless electrical Grid LAN, WiGL Inc.***, a Virginia corporation having offices at ***1919 Commerce Dr., Executive Suite 120, Hampton, VA 23666***, its successors, legal representatives and assigns (hereinafter referred to collectively as ASSIGNEE), free from all encumbrances, the entire right, title and interest, including all rights to sue for past infringement, for the United States and all foreign countries and patent offices or organizations, in and to all embodiments, inventions, discoveries or improvements, whether claimed or described in the document entitled **"Systems, Devices, and/or Methods for Managing Electrical Energy"**, and having US Pat. No. **9,985,465,** issued on **May 29, 2018** (hereinafter referred to as the PATENT), including the right to claim priority to the PATENT in the United States, any foreign country, or under the Paris Convention or equivalent treaties, conventions or other reciprocal provisions, for any and all subsequent applications, continuations, continuations-in-part, divisions, and substitutions thereof as well as any and all reissues, reexaminations, and extensions thereof in the United States or any foreign country (hereinafter referred to collectively as PATENT FILING); and further including all Letters Patent of the United States or any foreign country that may be granted thereon (hereinafter referred to collectively as ISSUED PATENTS); and UNDERSIGNED hereby authorizes and requests the Commissioner of Patents and Trademarks of the United States and any official of any foreign country or patent office or organization whose duty it is to issue patents on applications as described above, to issue all ISSUED PATENTS to ASSIGNEE, in accordance with the terms of this Assignment.

UNDERSIGNED hereby covenants and agrees upon the request of ASSIGNEE to perform any and all affirmative acts to obtain United States and foreign patents, including at least: to execute any and all applications for United States or foreign patents for the APPLICATION and the PATENT FILINGS, and any documents that shall be required of UNDERSIGNED to be executed in connection with the APPLICATION, the PATENT FILINGS, or any ISSUED PATENTS, including, but not limited to priority claims therefor, continuations, continuations-in-part, divisions, or substitutes therefor, prosecution thereof, any lawful oaths, declarations, affidavits, or other papers relating thereto, and any specific separate assignments of any of the above required for recording in the United States Patent and Trademark Office or other foreign country or patent office or patent organization, that ASSIGNEE may deem necessary or expedient.

UNDERSIGNED hereby covenants and agrees to cooperate with ASSIGNEE to enable ASSIGNEE to enjoy, to the fullest extent, the right, title and interest to the APPLICATION, any PATENT FILINGS and any ISSUED PATENTS in any and all countries and groups of countries. Such cooperation by UNDERSIGNED shall include prompt production of pertinent facts and documents, giving testimony whether written or

oral, execution of petitions, oaths specifications, declarations or other papers, and other assistance all to the extent deemed necessary or desirable by ASSIGNEE (a) for perfecting in ASSIGNEE the right, title and interest herein conveyed; (b) for filing an prosecuting said APPLICATION; (c for filing and prosecuting said PATENT FILING;
(d) for priority or derivation proceedings involving said APPLICATION and PATENT FILINGS; and (e) for all proceedings involving said APPLICATION, PATENT FILINGS and ISSUED PATENTS, including without limitation opposition proceedings, cancellation proceedings, priority contests, public use proceedings, infringement actions, past infringement damages, and court actions; provided, however, that the expense incurred by UNDERSIGNED in providing such cooperation shall be paid by ASSIGNEE.

UNDERSIGNED hereby authorize(s) ASSIGNEE's attorney to insert in this instrument the serial number and filing date for the PCT Patent Application that is referenced above in Paragraph 2.

UNDERSIGNED hereby warrants and represents that she/he has not entered and will not enter into any assignment, contract, or understanding in conflict herewith.

IN WITNESS WHEREOF, this Assignment has been executed by UNDERSIGNED on the date opposite UNDERSIGNED'S name.

DATE 3/3/2021 [signature]

Dr. Ahmad D.L. Glover (Inventor)

Michelle Goode [signature]

Witness (Print Name) Witness (Signature)